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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

         Supplement dated June 1, 2010 to PROSPECTUSES dated May 3, 2010

The information below supplements prospectuses dated May 3, 2010 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY Contracts and VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Supplement").

You should read this Supplement together with the current prospectus for the Contract you purchased (the "Annuity Prospectus") and retain all documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

                         New Manager for the Value Trust

Prior to June 1, 2010, the subadviser (i.e., manager) of the John Hancock Trust ("JHT") Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHT Value Trust. In connection with the transaction, the JHT Board approved a new subadvisory agreement effective June 1, 2010, for the JHT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd. The Portfolio managers who currently manage the JHT Value Trust will continue to manage the fund as employees of Invesco Advisers, Inc.

Accordingly, we revise the reference to the manager of the JHT Value Trust on the first page of the Annuity Prospectus as follows:

                             INVESCO ADVISERS, INC.
                                   Value Trust

We also revise the reference to the manager of the JHT Value Trust in "V. General Information about Us, the Separate Accounts and the Portfolios - The Portfolios" in the Annuity Prospectus as follows:

THE PORTFOLIOS
....
                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.

....

INVESCO ADVISERS, INC.
      Value Trust        Seeks to realize an above-average total return over
                         a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

You should retain this Supplement for future reference.

                          SUPPLEMENT DATED JUNE 1, 2010

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06/01/10:   333-146591   333-146590
            333-146698   333-146699
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